                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              THE JAPAN FUND, INC.
--------------------------------------------------------------------------------
         (Name of Registrant as Specified In Its Declaration of Trust)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

LOGO                                                              September 1997

                              THE JAPAN FUND, INC.

                                 IMPORTANT NEWS

     While we encourage you to read the full text of the enclosed proxy statement, here's a brief overview of some matters affecting your Fund which require a stockholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.  WHAT IS HAPPENING?

A. Scudder, Stevens & Clark, Inc. ("Scudder"), your Fund's investment manager, has agreed to form an alliance with Zurich Insurance Company ("Zurich"). Zurich is a leading international insurance and financial services organization. As a result of the proposed alliance, there will be a change in ownership of Scudder. In order for Scudder to continue to serve as investment manager of your Fund, it is necessary for the Fund's stockholders to approve a new investment management agreement. The following pages give you additional information on Zurich and the proposed new investment management agreement and certain other matters. The most important matters to be voted upon by you are approval of the new investment management agreement and the election of Trustees. THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND OR SCUDDER, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT?

A. The Investment Company Act of 1940, which regulates investment companies such as the Fund, requires a vote whenever there is a change in control of a fund's investment manager. Zurich's alliance with Scudder will result in such a change of control and requires stockholder approval of a new investment management agreement with the Fund.

                                                                           Japan

Q. HOW WILL THE SCUDDER-ZURICH ALLIANCE AFFECT ME AS A FUND STOCKHOLDER?

A. Your Fund and your Fund's investment objective will not change. You will still own the same shares in the same Fund. The terms of the new investment management agreement are the same in all material respects as the current investment management agreement. Similarly, the other service arrangements between your Fund and Scudder will not be affected. You should continue to receive the same level of investment management services that you have come to expect from Scudder over the years. If stockholders do not approve the new investment management agreement, the current investment management agreement will terminate upon the closing of the transaction and the Board of Directors will take such action as it deems to be in the best interests of your Fund and its stockholders.

Q.  WHY HAS SCUDDER DECIDED TO ENTER INTO THIS ALLIANCE?

A. Scudder believes that the Scudder-Zurich alliance will enable Scudder to enhance its capabilities as a global asset manager. Scudder further believes that the alliance will enable it to enhance its ability to deliver the level of services currently provided to you and your Fund and to fulfill its obligations under the new investment management agreement consistent with current practices.

Q.  WILL THE INVESTMENT MANAGEMENT FEES BE THE SAME?

A.  Yes, the investment management fees paid by your Fund will remain the same.

Q.  WILL I CONTINUE TO BE ABLE TO PURCHASE SHARES WITHOUT ANY SALES LOAD?

A. Yes, you will be able to continue to purchase shares of your Fund without any sales load.

Q.  WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A. In order to save your Fund the expense of a subsequent meeting, a vote is also being sought to approve an amendment to the Fund's Articles of Incorporation to grant the Directors discretionary authority to convert the Fund into a "master/feeder" structure, and for the revision of certain fundamental investment policies. You are also being asked to vote for the ratification of the Board's selection of the Fund's accountants.

                                                (continues on inside back cover)

Q.  HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote in favor of all the proposals on the enclosed proxy card.

Q.  WHOM DO I CALL FOR MORE INFORMATION?

A. Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481, ext. 488.

Q. WILL THE FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS TRANSACTION?

A.  No, Scudder will bear these costs.

                              ABOUT THE PROXY CARD

     If you have more than one account in the Fund in your name at the same address, you will receive separate proxy cards for each account but only one proxy statement for the Fund. Please vote all issues on EACH proxy card that you receive.

               THANK YOU FOR MAILING YOUR PROXY CARD(S) PROMPTLY.

                                      LOGO

For more information, please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481, ext. 488.

                                                                           Japan

                                                         Two International Place
                                                     Boston, Massachusetts 02110
                                                                  1-800-53-JAPAN

                              THE JAPAN FUND, INC.

                                                               September 5, 1997

Dear Stockholder:

     On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. As a result of this transaction, it is necessary for the stockholders of each of the funds for which Scudder acts as investment manager, including your Fund, to approve a new investment management agreement.

     The following important facts about the transaction are outlined below:

     - The transaction has no effect on the number of shares you own or the value of those shares.

     - The advisory fees and expenses paid by your Fund will not increase as a result of this transaction. As is now the case, you will not pay sales loads on purchases of shares of your Fund.

     - The investment objective of your Fund will remain the same.

     - The non-interested directors of your Fund have carefully reviewed the proposed transaction, and have concluded that the transaction should cause no reduction in the quality of services provided to the Fund and should enhance Scudder's ability to provide such services.

     Stockholders are also being asked to approve certain other matters that have been set forth in the Fund's Notice of Meeting. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.

     Since all of the funds for which Scudder acts as investment manager are required to conduct stockholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

     Your vote is important.(PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.) If we do not receive your executed proxy card(s) after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

Respectfully,

/s/ Lynn Birdsong

Lynn Birdsong                                                Henry Rosovsky
President                                                    Chairman of the
                                                             Board

STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE SPECIAL MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                              THE JAPAN FUND, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of
The Japan Fund, Inc.:

     Please take notice that a Special Meeting of Stockholders of The Japan Fund, Inc. (the "Fund") has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on October 16, 1997, at 9:00 a.m., Eastern time, for the following purposes:

              (1) To approve or disapprove a new investment management agreement between the Fund and Scudder Kemper Investments, Inc.;

              (2) To elect Directors;

              (3) To approve or disapprove the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;

              (4) To approve or disapprove the revision of certain fundamental investment policies; and

              (5) To ratify or reject the selection of Price Waterhouse L.L.P.
                  as independent accountants for the Fund's current fiscal year.

     The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

     Holders of record of shares of common stock of the Fund at the close of business on August 29, 1997 are entitled to vote at the Special Meeting and at any adjournments thereof.

In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

                                             By Order of the Board of Directors,
                                                               Kathryn L. Quirk,
                                                                       Secretary

September 5, 1997

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                              THE JAPAN FUND, INC.

                            TWO INTERNATIONAL PLACE
                          BOSTON, MASSACHUSETTS 02110

                                PROXY STATEMENT

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of The Japan Fund, Inc. (the "Fund") for use at the Special Meeting of Stockholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 13th Floor, Two International Place, Boston, Massachusetts 02110, on October 16, 1997 at 9:00 a.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting"). (In the descriptions of various proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose proxy statement this is.)

     This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to stockholders on or about September 5, 1997 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast of the Fund shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or disapprove any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Special Meeting will be effective irrespective of any adjournments with respect to any other proposals. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Proposals 1 and 4 each requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The terms "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. Approval of Proposal 2 requires the affirmative vote of a majority of the shares of the Fund outstanding and entitled to vote. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Fund. Approval of Proposal 5 requires the affirmative vote of a majority of the shares of the Fund voting at the Special Meeting.

     Abstentions will have the effect of a "no" vote on all proposals. Broker non-votes will have the effect of a "no" vote for Proposals 1, 3 and 4, which require the approval of a specified percentage of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Special Meeting with respect to Proposals 1 and 4. Broker non-votes will not be counted in favor of, but will have no other effect on the vote for Proposals 2 and 5, which require the approval of a majority of the shares of the Fund outstanding and entitled to vote and a majority of the shares of the Fund voting at the Special Meeting, respectively.

     Holders of record of the common stock of the Fund at the close of business on August 29, 1997 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. There were 53,726,564 shares of common stock outstanding as of June 30, 1997.

     The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund and a copy of any more recent semi-annual report, without charge, by calling 800-225-5163 or writing the Fund, c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110.

                          PROPOSAL 1: APPROVAL OF NEW
                        INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

     Scudder acts as the investment manager for the Fund pursuant to an Investment Management Agreement dated January 1, 1994 (the "Current Investment Management Agreement"). (Scudder is sometimes referred to in this proxy statement as the "Investment Manager.") On June 26, 1997, Scudder entered into a Transaction Agreement (the "Transaction Agreement") with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the Transaction Agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("ZKI"), a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. ("Scudder Kemper"). The foregoing are referred to as the "Transactions." ZKI, a Chicago-based investment adviser and the adviser to the Kemper funds, has approximately $80 billion under management. The headquarters of Scudder Kemper will be in New York. Edmond D. Villani, Scudder's Chief Executive Officer, will continue as Chief Executive Officer of Scudder Kemper and will become a member of Zurich's Corporate Executive Board.

     Consummation of the Transactions would constitute an "assignment," as that term is defined in the 1940 Act, of the Fund's Current Investment Management Agreement with Scudder. As required by the 1940 Act, the Current Investment Management Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transactions, a new investment management agreement (the "New Investment Management Agreement," together with the Current Investment Management Agreement, are sometimes hereinafter collectively referred to as the "Investment Management Agreement") between the Fund and Scudder Kemper is being proposed for approval by stockholders of the Fund. A copy of the New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR THE FUND IS ON THE SAME TERMS IN ALL MATERIAL RESPECTS AS THE CURRENT INVESTMENT MANAGEMENT AGREEMENT. Conforming changes are being recommended to the New Investment Management Agreement in order to promote consistency among all of the funds to be advised by Scudder Kemper and to permit ease of administration. The material terms of the Current Investment Management Agreement are described under "Description of the Current Investment Management Agreement" below.

BOARD OF DIRECTORS' RECOMMENDATION

     On August 23, 1997, the Board of the Fund, including a majority of the Directors who are not parties to such agreement or "interested persons" (as defined under the 1940 Act) (the "Non-interested Directors") of any such party, voted to approve the New Investment Management Agreement and to recommend its approval to stockholders.

     For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Directors' Evaluation" below.

     The Board of the Fund recommends that its stockholders vote in favor of the approval of the New Investment Management Agreement for the Fund.

BOARD OF DIRECTORS' EVALUATION

     On July 14, 1997, the Board of the Fund convened by telephone to begin giving consideration to the Transactions contemplated by the Transaction Agreement with Zurich and the advisability of entering into the New Investment Management Agreement with Scudder Kemper. At this time, senior members of Scudder's management described Scudder's objectives in entering into the Transaction Agreement and indicated their expectations for the Transactions' positive effects on Scudder and the Fund, including their expectation that Scudder Kemper would enhance the level of resources devoted to the analysis of equity securities of Japanese companies. The Board continued its discussion of the Transaction at its regularly scheduled Board meeting on July 24, 1997. At a special, in-person meeting held on August 23, 1997, the Board discussed the information provided about Zurich.

     The Board obtained from Scudder and Zurich information regarding the respective organizations and the future plans of the parties. Included in the information furnished to and discussed with the Board were financial statements and other information as to the financial condition of Zurich and ZKI, and independent reports and analyses regarding Zurich.

     Scudder advised the Board that the Transactions are not expected to have a material effect on the operations of the Fund or on its stockholders and that no material change in investment philosophy, objectives or strategies is currently envisioned. The Transaction Agreement, by its terms, does not contemplate any changes, other than changes in the ordinary course of business, in the management or operation of Scudder relating to the Fund, the personnel managing the Fund or other services provided to and business activities of the Fund. Scudder representatives have informed the Board that, although they expect that various portions of the ZKI organization would be combined with Scudder's operations, the senior executives of Scudder overseeing those operations will remain largely unchanged. It is possible, however, that changes in certain personnel currently involved in providing certain services to the Fund may result from future efforts to combine the strengths and efficiencies of both firms. Based on the foregoing, Scudder advised the Board that it does not anticipate that the Transactions will cause a reduction in the quality of services provided to the Fund, or have any adverse effect on Scudder's ability to fulfill its obligations under the New Investment Management Agreement or its ability to operate its business in a manner consistent with its current practices.

     The Board was advised that, under the Transaction Agreement, Scudder has agreed that it will use its commercially reasonable efforts to ensure the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act.
Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment adviser. On or prior to consummation of the Transactions, the Board, together with the nominees that you are being asked to elect in "Proposal 2:
Election of Directors," would be in compliance with this provision of Section 15(f). (See "Proposal 2: Election of Directors"). Second, an "unfair burden" must not be imposed upon the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of the adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its stockholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transactions. Scudder has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Special Meeting of, the Fund's stockholders as well as other fees and expenses in connection with the Transactions, including the fees and expenses of legal counsel to the Fund and the Directors who are not interested persons of the Fund or of Scudder ("Non-interested Directors") as defined in the 1940 Act.

     In addition to the factors that the Board considered in evaluating the Transactions and their effect on the Fund, which included (i) that there were no contemplated changes in the investment philosophy, objectives or strategies of the Fund, or in the quality of services provided to the Fund by Scudder and (ii) the undertaking that no unfair burden would be imposed upon the Fund as a result of the Transactions, the Board also took into account that the New Investment Management Agreement for the Fund, including the terms relating to the services to be provided to, and the fees and expenses payable by, the Fund, is on the same terms in all material respects as the Current Investment Management Agreement, except for the date of effectiveness. The Board noted that, in previously approving the continuation of the Current Investment Management Agreement, the Board, including the Non-interested Directors, had considered a number of factors, including the nature, quality and extent of the services furnished by Scudder to the Fund; the necessity of Scudder maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund;

the experience of Scudder in international investing; possible economies of scale; the investment record of Scudder in managing the Fund; Scudder's profitability with respect to the Fund and the other investment companies managed by Scudder; comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios of the Fund compared with other funds advised by Scudder and other investment advisers; the risks assumed by Scudder; the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as adviser to the Fund; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the financial resources of Scudder and the continuance of appropriate incentives to assure that Scudder will continue to furnish high quality services to the Fund; and various other factors.

     Based upon its review, the Board, including a majority of the Non-interested Directors, concluded that the New Investment Management Agreement is in the best interest of the Fund and the Fund's stockholders. Accordingly, after consideration of all of the above factors, the Board, including a majority of the Non-interested Directors, approved the New Investment Management Agreement and voted to recommend its approval to the stockholders of the Fund.

     In reviewing the terms of the Investment Management Agreement, the Non-interested Directors of the Fund had been advised and represented by their independent counsel.

INFORMATION CONCERNING THE TRANSACTIONS AND ZURICH

     Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in Scudder Kemper to a compensation pool for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transactions, current Scudder stockholders will have a 29.6% fully diluted equity interest in Scudder Kemper and Zurich will have a 69.5% fully diluted interest in Scudder Kemper. Scudder's name will be changed to Scudder Kemper Investments, Inc.

     The purchase price for Scudder or for ZKI in the Transactions is subject to adjustment based on the impact to revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the "Revenue Run Percentage"), is less than 90%.

     At the closing, Zurich and the other stockholders of Scudder Kemper will enter into a Second Amended and Restated Security Holders Agreement (the "New SHA"). Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the Scudder Kemper board of directors and two of the four members of an Executive Committee, which will be the primary management-level committee of Scudder Kemper. Zurich will be entitled to designate the other four members of the Scudder Kemper board and the other two members of the Executive Committee.

     The names, addresses and principal occupations of the initial Scudder-designated directors of Scudder Kemper are as follows: Lynn S. Birdsong, 345 Park Avenue, New York, New York, Managing Director of Scudder; Cornelia M. Small, 345 Park Avenue, New York, New York, Managing Director of Scudder; and Edmond D. Villani, 345 Park Avenue, New York, New York, President, Chief Executive Officer and Managing Director of Scudder.

     The names, addresses and principal occupations of the initial Zurich-designated directors of Scudder Kemper are as follows: Lawrence W. Cheng, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich; Steven M. Gluckstern, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; Rolf Hueppi, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and Markus Rohrbasser, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and member of the Corporate Executive Board of Zurich.

     The initial Scudder-designated Executive Committee members will be Messrs. Birdsong and Villani (Chairman). The initial Zurich-designated Executive Committee members will be Messrs. Cheng and Rohrbasser.

     The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to Scudder Kemper stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by continuing Scudder stockholders.

     The Transactions are subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and stockholder approvals from U.S.-registered funds representing 90% of assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transactions, or any litigation challenging the Transactions that is reasonably likely to result in an injunction or invalidation of the Transactions, and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transactions are expected to close during the fourth quarter of 1997.

     The information set forth above concerning the Transactions has been provided to the Fund by Scudder, and the information set forth below concerning Zurich has been provided to the Fund by Zurich.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions.

DESCRIPTION OF THE CURRENT INVESTMENT MANAGEMENT AGREEMENT

     Under the Current Investment Management Agreement, Scudder provides the Fund with continuing investment management services. The Investment Manager also determines which securities shall be purchased, held, or sold, and what portion of the Fund's assets shall be held uninvested, subject to the Fund's Articles of Incorporation, By-Laws, investment policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Directors may determine.

     The Current Investment Management Agreement provides that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in the Fund's registration statement, pay the Fund's office rent, render significant administrative services on behalf of the Fund (not otherwise provided by third parties) necessary for the Fund's operating as an open-end investment company including, but not limited to, preparing reports to and meeting materials for the Fund's Board of Directors and reports and notices to Fund stockholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to the Fund (such as the Fund's transfer and pricing agents, fund accounting agent, custo-dian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC" or the "Commission") and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its stockholders, preparing and arranging for the printing of dividend notices to stockholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Fund's Board of Directors.

     Under the Current Investment Management Agreement, the Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of the Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Non-interested Directors; the cost of printing and distributing reports, notices and dividends to current stockholders; and the fees and expenses of the Fund's custodians, subcustodians, accounting agent, dividend disbursing agents and registrars. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for expenses of stockholders' and other meetings, the cost of responding to stockholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify officers and Directors of the Fund with respect thereto. The Fund is also responsible for the maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Fund; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto to current stockholders; costs of stationery; fees payable to the Investment Manager and to any other Fund advisers or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; and other expenses.

     The Investment Manager is responsible for the payment of the compensation and expenses of all Directors, officers and executive employees of the Fund (including the Fund's share of payroll taxes) affiliated with the Investment Manager and making available, without expense to the Fund, the services of such Directors, officers and employees as may duly be elected officers of the Fund subject to their individual consent to serve and to any limitations imposed by law. The Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Directors not affiliated with the Investment Manager. Under the Current Investment Management Agreement, the Investment Manager also pays the Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Directors and officers of the Fund who are directors, officers or employees of the Investment Manager, to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof or advisers thereto, held outside Boston, Massachusetts or New York, New York. During the Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by the Fund to any of its officers or Directors who were affiliated with the Investment Manager.

     In return for the services provided by the Investment Manager as investment adviser, and the expenses it assumes under the Current Investment Management Agreement, the Fund pays the Investment Manager a management fee which is accrued daily and payable monthly. The management fee rate is currently equal on an annual basis to 0.85 of 1% of the first $100 million of average daily net assets, 0.75 of 1% on assets in excess of $100 million and up to and including $300 million, 0.70 of 1% on assets in excess of $300 million and up to and including $600 million, and 0.65 of 1% of assets in excess of $600 million. As of the end of the Fund's last fiscal year, it had approximately

$385,963,962 in net assets and paid a management fee of $3,621,876 during such period.

     The Current Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such agreement.

     The Current Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. The Fund may agree to terminate the Current Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board of Directors. As stated above, the Current Investment Management Agreement automatically terminates in the event of its assignment.

     Scudder has acted as the Investment Manager for the Fund since Scudder succeeded Asia Management as the Fund's investment manager in 1993. The Current Investment Management Agreement is dated January 1, 1994, and was last approved by the Directors on October 25, 1996, and by the stockholders of the Fund on December 21, 1993, and ratified by stockholders of the Fund on July 22, 1994. The Agreement continues until October 31, 1997. The purpose of the last submission to stockholders of the Current Investment Management Agreement was to approve the change of investment managers from Asia Management to Scudder.

THE NEW INVESTMENT MANAGEMENT AGREEMENT

     The New Investment Management Agreement for the Fund will be dated as of the date of the consummation of the Transactions, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. The New Investment Management Agreement will be in effect for an initial term ending on the same date as would the Current Investment Management Agreement but for the Transactions, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund, or by the Board and, in either event, the vote of a majority of the Non-interested Directors cast in person at a meeting called for such purpose. In the event that stockholders of the Fund do not approve the New Investment Management Agreement, the Current Investment Management Agreement will remain in effect until the closing of the Transactions at which time it would terminate. In such event, the Board will take such action, if any, as it deems to be in the best interests of the Fund and its stockholders. In the event the Transactions are not consummated, Scudder will continue to provide services to the Fund in accordance with the terms of the Current Investment Management Agreement for such periods as may be ap-proved at least annually by the Board, including a majority of the Non-interested Directors.

DIFFERENCES BETWEEN THE CURRENT AND NEW INVESTMENT MANAGEMENT AGREEMENT

     The New Investment Management Agreement is substantially the same as the Current Investment Management Agreement in all material respects, except for the date of effectiveness. The principal changes that have been made are summarized below. The New Investment Management Agreement reflects conforming changes that have been made in order to promote consistency among all the funds currently advised by Scudder and to permit ease of administration. For example, the New Investment Management Agreement updates the list of types of services that may be provided by the Investment Manager to include the monitoring of accounting agents. In addition, the New Investment Management Agreement provides that the Investment Manager is not responsible for payment of the fees and expenses of the Fund's accounting agent, and proposes to add "accounting agents" to the list of service providers to which the Investment Manager must provide information in connection with the payment of dividends and distributions.

     The New Investment Management Agreement omits a provision referencing the Fund's ability to obtain services from Nikko International Capital Management Co., Ltd. pursuant to a separate agreement. That agreement was terminated effective December 31, 1995. The New Investment Management Agreement also omits a reference to other entities in Japan or elsewhere that may be hired by the Fund for the purpose of providing investment-related information and advice.

     In addition, the New Investment Management Agreement clarifies that purchase and sale opportunities, which are suitable for more than one client of the Investment Manager, will be allocated by the Investment Manager in an equitable manner. Other conforming changes include: deletion of the Investment Manager's potential responsibility for monitoring the calculation and payment of distributions to stockholders; and deletion of a provision not permitting application of the Current Investment Management Agreement to newly-created series.

INVESTMENT MANAGER

     Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     As stated above, Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder, Edmond D. Villani# is President and Chief Executive Officer of Scudder, Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, John T. Packard+, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the Board of Directors of Scudder (see footnote for symbol key).+ The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs#, Daniel Pierce and Edmond D. Villani in their capacity as the representatives of the beneficial owners of such securities (the "Representatives"), pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and such Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocations will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals own nonvoting stock.

     Directors, officers and employees of Scudder from time to time may enter into transactions with various banks, including the Fund's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

     Scudder Service Corporation ("SSC"), also a subsidiary of Scudder, is the transfer, shareholder servicing and dividend-paying agent for the Fund. For the most recently completed fiscal year, the Fund was charged by SSC a fee of $685,999. Scudder Trust Company ("STC"), an affiliate of Scudder, provides subaccounting and recordkeeping services for stockholder accounts in certain retirement and employee benefit plans. For the most recently completed fiscal year, the Fund was not charged a fee by STC.

     STC will continue to provide, subaccounting and recordkeeping services to the Fund under the current arrangements if the New Investment Management Agreement is approved. The Board of the Fund is currently evaluating whether to continue to retain SSC as the Fund's transfer agent or whether to retain an independent transfer agency service provider.

------------------------------

+
*  Two International Place, Boston, Massachusetts
# 345 Park Avenue, New York, New York
+ 101 California Street, San Francisco, California
@ Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

     Exhibit B sets forth the fees and other information regarding other investment companies advised by Scudder.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

     To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder will not consider sales of shares of funds currently advised by ZKI, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by ZKI. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.

REQUIRED VOTE

     Approval of the New Investment Management Agreement this Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The Directors of the Fund recommend that the stockholders of the Fund vote in favor of this Proposal 1.

                            PROPOSAL 2: ELECTION OF
                             DIRECTORS FOR THE FUND

     At the Special Meeting, eight Directors are to be elected to constitute the Fund's Board. For election of Directors at the Special Meeting, the Board of Directors has approved the nomination of the following individuals: William L. Givens, William H. Gleysteen, Jr., John F. Loughran, Yoshihiko Miyauchi, William
V. Rapp, Henry Rosovsky, O. Robert Theurkauf and Hiroshi Yamanaka.

     The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. Each Director so elected will serve as a Director of the Fund until the next meeting of stockholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns or is removed as provided in the Articles of Incorporation of the Fund.

     Each of the nominees has indicated that he is willing to serve as a Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Directors may recommend. The following table sets forth certain information concerning the current Directors and the nominees:

NOMINEES:

                                            PRESENT OFFICE WITH THE FUND,
                                            (DATE NOMINEE BECAME DIRECTOR)
                                               PRINCIPAL OCCUPATION OR
               NAME (AGE)                    EMPLOYMENT AND DIRECTORSHIPS
-----------------------------------------  --------------------------------
William L. Givens (68)                     Director (1978). President,
                                           Twain Associates.
William H. Gleysteen, Jr. (71)             Director (1993). Consultant;
                                           Guest Scholar, Brookings
                                           Institution; Former President,
                                           The Japan Society, Inc. (until
                                           1996). Mr. Gleysteen serves on
                                           the Boards of an additional 4
                                           Corporations whose Funds are
                                           advised by Scudder.
John F. Loughran (65)                      Director (1974). Retired Senior
                                           Adviser for Asia Pacific to J.P.
                                           Morgan & Co., Inc.; Director,
                                           The Finisterre Fund (Health Care
                                           Institutional Fund; The
                                           Industrial Bank of Japan Trust
                                           Company.
Yoshihiko Miyauchi (61)                    Director (1996). President and
                                           Chief Executive Officer, ORIX
                                           Corporation; Chairman and
                                           Director, ORIX Interior
                                           Corporation; Director, Korean
                                           Development Leasing Corporation;
                                           Director, Lanka ORIX Leasing
                                           Company Limited; Chairman and
                                           Director, ORIX Leasing Pakistan
                                           Limited; and Director, United
                                           Overseas Land Limited.

                                            PRESENT OFFICE WITH THE FUND,
                                            (DATE NOMINEE BECAME DIRECTOR)
                                               PRINCIPAL OCCUPATION OR
               NAME (AGE)                    EMPLOYMENT AND DIRECTORSHIPS
-----------------------------------------  --------------------------------
William V. Rapp (58)                       Director (1991). Managing
                                           Director, Rue Associates;
                                           Academic Director, International
                                           Relations, Yale University;
                                           Senior Research Associate,
                                           Columbia University--Center on
                                           Japan Economy and Business;
                                           Former Professor, University of
                                           Victoria.
Henry Rosovsky (70)**                      Chairman of the Board and
                                           Director (1979). Geysor
                                           University, Professor Emeritus,
                                           Harvard University; Director,
                                           Paine Webber Group; Director,
                                           Corning, Inc.
O. Robert Theurkauf* (69)                  Director (1991). Advisory
                                           Managing Director, Scudder,
                                           Stevens & Clark, Inc.
Hiroshi Yamanaka (84)                      Director (1962). Advisor to the
                                           Board of Meiji Mutual Life
                                           Insurance Company; Lifetime
                                           Executive Director, Japan
                                           Association of Corporate
                                           Executives; Vice Chairman, The
                                           Security Analysts Association of
                                           Japan; Governor, Board of
                                           Governors, Tokyo Stock Exchange;
                                           Auditor, The Bank of
                                           Tokyo-Mitsubishi Ltd., The
                                           Mitsubishi Foundation,
                                           Mitsubishi Research Institute;
                                           Director, Kirin Brewery Co.,
                                           Ltd.; Director, Seijo Gakuen;
                                           Doctor of Commerce, Chuo
                                           University Director.

------------------------------
  * Director considered by the Fund and its counsel to be an "interested person" (as defined in the 1940 Act) of the Fund or of its investment manager because of his employment by the Investment Manager.

 ** Director considered by the Fund and its counsel to be an "interested person"
    (as defined in the 1940 Act) of the Fund or of its investment manager because of his affiliation with a broker-dealer.

DIRECTOR NOT STANDING FOR RE-ELECTION:

                                        PRESENT OFFICE WITH THE FUND,
                                       (DATE NOMINEE BECAME DIRECTOR)
                                           PRINCIPAL OCCUPATION OR
            NAME (AGE)                  EMPLOYMENT AND DIRECTORSHIPS
-----------------------------------  -----------------------------------
Shoji Umemura (77)                   Director (1988). Board Counselor,
                                     The Nikko Securities Co. Ltd.;
                                     Counselor, Tokyo Stock Exchange;
                                     Advisor, Japan Securities Dealers
                                     Association, Association of Tokyo
                                     Stock Exchange Regular Members;
                                     Associate Advisor, Tokyo Chamber of
                                     Commerce & Industry; Director, The
                                     Securities Analysts Association of
                                     Japan, Advisor, Japan Association
                                     of Corporate Executives.

     The table below sets forth the number of shares of the Fund owned directly or beneficially by the nominees to and the Directors of the Board of Directors as of June 30, 1997. Nominees or Directors who do not own any Shares have been omitted from the table.

                                                                             ALL CURRENT
                                                                              DIRECTORS
                                                                                 AND
                                                                             OFFICERS AS
FUND NAME(1)  GIVENS   GLEYSTEEN   LOUGHRAN   RAPP    ROSOVSKY   THEURKAUF     A GROUP
------------  ------   ---------   --------   -----   --------   ---------   -----------
The Japan
  Fund, Inc.    212      4,536       1,005    4,701     7,111      41,662       75,555(2)

------------------------------
(1) The information as to beneficial ownership is based on statements furnished to the Fund by each Director and nominee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each Director's and nominee's individual shareholdings of the Fund constitute less than 1/4 of 1% of the shares outstanding of such Fund. As a group, the Directors and officers own less than 1/4 of 1% of the shares of the Fund.

(2) As a group on June 30, 1997, the Directors and officers of the Fund held 25,214 shares with sole investment and voting power, 5,053 shares with shared voting and investment power, and 45,288 shares with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

     As of June 30, 1997, 10,175,269 shares in the aggregate, 18.94% of the outstanding shares of the Fund were held in the name of Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     To the best of the Fund's knowledge, as of June 30, 1997, no person owned beneficially more than 5% of its outstanding shares, except as stated above.

RESPONSIBILITIES OF THE BOARD--BOARD AND COMMITTEE MEETINGS

     The Board of Directors of the Fund is responsible for the general oversight of Fund business. A majority of the Board's members are not affiliated with Scudder. These Non-interested Directors have primary responsibility for assuring that the Fund is managed in a manner consistent with the best interests of its shareholders.

     The Board of Directors meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with various regulatory requirements. At least annually, the Non-interested Directors review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Investment Manager and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Fund's independent public accountants and by independent legal counsel selected by the Non-interested Directors. In addition, the Non-interested Directors from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

     The Board of the Fund has both an Audit Committee and an Executive Committee, the responsibilities of which are described below.

AUDIT COMMITTEE

     The Board of the Fund has an Audit Committee consisting of the Non-interested Directors. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and, in general, considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

EXECUTIVE COMMITTEE

     The Board of the Fund has an Executive Committee charged with the duty of making all nominations for Non-interested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Executive Committee for its consideration and action.

     The Board met four times and the Audit Committee met two times in the 1996 fiscal year. Each then current Director attended at least 75% of the total numbers of meetings of the Board and each committee on which they served as regular members that were held during that period except Messrs. Loughran, Umemura, Yamanaka and Miyauchi, who attended 67%, 25%, 0% and 33%, respectively.

HONORARY DIRECTORS

     In addition to the Board and committee meetings listed above, the Directors of the Fund attended various other meetings on behalf of the Fund during the year, including meetings with their independent legal counsel and informational meetings.

     Tristan E. Beplat, Allan Comrie, Jonathan Mason, James W. Morley and Robert
G. Stone, Jr. currently serve as Honorary Directors of the Fund. At the invitation of the Board, Mr. Umemura has agreed to serve as an Honorary Director of the Fund upon his resignation from the Board. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board.

EXECUTIVE OFFICERS

     The following persons are Executive Officers of The Japan Fund, Inc.:

                           PRESENT OFFICE WITH THE FUND;
                              PRINCIPAL OCCUPATION OR     YEAR FIRST BECAME
       NAME (AGE)                  EMPLOYMENT(1)            AN OFFICER(2)
-------------------------  -----------------------------  -----------------
Lynn Birdsong (51)         President; Managing Director          1996
                           of Scudder, Stevens & Clark,
                           Inc.
Elizabeth J. Allan (44)    Vice President; Principal of          1991
                           Scudder, Stevens & Clark,
                           Inc.
William E. Holzer (48)     Vice President; Managing              1987
                           Director of Scudder, Stevens
                           & Clark, Inc.
Thomas W. Joseph (58)      Vice President; Principal of          1987
                           Scudder, Stevens & Clark,
                           Inc.
Seung K. Kwak (36)         Vice President; Managing              1994
                           Director of Scudder, Stevens
                           & Clark, Inc.
Thomas F. McDonough (50)   Assistant Secretary;                  1992
                           Principal of Scudder, Stevens
                           & Clark, Inc.

                           PRESENT OFFICE WITH THE FUND;
                              PRINCIPAL OCCUPATION OR     YEAR FIRST BECAME
       NAME (AGE)                  EMPLOYMENT(1)            AN OFFICER(2)
-------------------------  -----------------------------  -----------------
Pamela A. McGrath (43)     Assistant Treasurer; Managing         1994
                           Director of Scudder, Stevens
                           & Clark, Inc.
Edward J. O'Connell (52)   Vice President; Principal of          1993
                           Scudder, Stevens & Clark,
                           Inc.
Gina Provenzano (55)       Vice President and Treasurer;         1978
                           Senior Associate of Scudder,
                           Stevens & Clark, Inc.
Kathryn L. Quirk (44)      Vice President and Assistant          1991
                           Secretary; Managing Director
                           of Scudder, Stevens & Clark,
                           Inc.
Miyuki Wakatsuki (61)      Vice President; General               1994
                           Manager, Japan Fund Office,
                           Nikko International Capital
                           Management Co., Ltd.

------------------------------
(1) Unless otherwise stated, all of the Executive Officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Fund.

COMPENSATION OF DIRECTORS AND OFFICERS

     The Fund pays each Non-interested Director an annual Director's fee plus specified amounts for Board and committee meetings attended and compensates him for expenses related to Fund business.

     Under the Fund's Directors' Retirement Plan (the "Retirement Plan"), Non-interested Directors retiring at or after age 72 with five or more years of service are entitled to receive, each year for ten years, a payment equal to 50 to 100 percent (depending on the number of years of service) of the basic annual Directors' retainer on the retirement date. Non-interested Directors who retire after age 62 but before age 72 are entitled to the same annual payments, reduced by 3 percent for each year by which their retirement precedes age 72. The obligations of the Fund to pay benefits and expenses under the Retirement Plan will not be secured or funded in any manner and such obligations will not have preference over the lawful claims of the Fund's creditors or stockholders. Upon the retirement of a Non-interested Director, the Fund, at its option, may purchase an annuity contract to meet its obligation to the Non-interested Director.

     Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of the Fund and receives a management fee for its services. Several of the Fund's officers and Directors are also officers, Directors, employees or stockholders of Scudder, The Nikko Securities Co., Ltd. or Nikko International Capital Management Co., Ltd., and participate in the fees paid to those firms, although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at Directors' and committee meetings.

     The following Compensation Table provides in tabular form the following data:

          Column (1) All Directors who receive compensation from the Fund.

          Column (2) Aggregate compensation received by each Director of the Fund during the calendar year 1996.

          Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund.

          Column (5) Total compensation received by each Director from funds managed by Scudder (collectively, the "Fund Complex") during the calendar year 1996.

                                             COMPENSATION TABLE

                                                            (3)                                       (5)
                                                                                 (4)          TOTAL COMPENSATION
                                        (2)        PENSION OR RETIREMENT   ESTIMATED ANNUAL    FROM THE FUND AND
               (1)                   AGGREGATE      BENEFITS ACCRUED AS     BENEFITS UPON        FUND COMPLEX
        NAME OF DIRECTOR           COMPENSATION*   PART OF FUND EXPENSES      RETIREMENT         TO DIRECTOR**
---------------------------------  -------------   ---------------------   ----------------   -------------------
William L. Givens                     $16,250             $ 4,183               $6,000        $ 20,433   (1 Fund)
William H. Gleysteen, Jr.             $16,250             $ 4,888               $3,000        $135,224 (13 Funds)
John F. Loughran                      $14,500             $ 4,313               $6,000        $ 18,813   (1 Fund)
Yoshihiko Miyauchi                    $ 5,456             $ 2,149+              $6,000        $  5,456   (1 Fund)
William V. Rapp                       $16,250             $ 2,301               $6,000        $ 18,551   (1 Fund)
Henry Rosovsky                        $24,000             $ 2,568               $6,000        $ 26,568   (1 Fund)
Hiroshi Yamanaka                      $ 6,000             $ 7,725               $6,000        $ 13,725   (1 Fund)
Tristan E. Beplat,                    $ 2,000             $   200                  N/A        $  2,200   (1 Fund)
Honorary Director
Allan Comrie,                         $ 5,196             $ 4,969               $5,196        $ 10,165   (1 Fund)
Honorary Director
Jonathan Mason,                       $ 6,000             $ 6,911               $6,000        $ 12,911   (1 Fund)
Honorary Director
James W. Morley,                      $ 7,000             $ 6,176               $6,000        $ 13,176   (1 Fund)
Honorary Director
Robert G. Stone, Jr.,                 $11,000             $ 6,189               $6,000        $ 18,461  (2 Funds)
Honorary Director

---------------
 * Includes pension or retirement benefits.

** Includes pension or retirement benefits accrued.

 + Mr. Miyauchi became a Director of the Fund effective July 19, 1996.
   Accordingly, this figure represents projected accrued benefits for the calendar year 1997 and is not reflected in column 5.

REQUIRED VOTE

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the shares of the Fund outstanding and entitled to vote. The Directors of the Fund recommend that the stockholders of the Fund vote in favor of each of the nominees listed in this Proposal 2.

               PROPOSAL 3: APPROVAL OR DISAPPROVAL OF THE BOARD'S
                DISCRETIONARY AUTHORITY TO CONVERT THE FUND INTO
                         A MASTER/FEEDER FUND STRUCTURE

     If this Proposal 3 is approved by stockholders, the Board could determine that the objectives of the Fund would be achieved more efficiently, while retaining its current distribution arrangements, by investing in a master fund in a master/feeder fund structure as described below, and in that case cause the Fund to do so without further approval by stockholders.

     A master/feeder fund structure is one in which a fund (a feeder), instead of investing directly in a portfolio of securities, invests all of its investment assets in another investment company (the master) with substantially the same investment objectives and policies as the feeder. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and distribution channels at the feeder level. An existing investment company could convert to a feeder by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

     In this regard, the Maryland General Corporation law permits a Maryland corporation, at the discretion of its Board of Directors, to transfer its assets to an entity or entities of which all of the equity interests are owned by the transferring corporation. This provision would permit the Fund to convert into a feeder fund by contributing Fund assets to an entity or entities owned by such Fund, at such time as the Board of Directors of the Fund deems such a transfer to be advisable.

     The Board of Directors of the Fund, having determined to amend the Articles of Incorporation of the Fund to make this discretionary power express, has adopted the following resolutions.

          RESOLVED, that the Fund's Articles of Incorporation be amended to add the following article:

             The [Fund] shall be empowered to transfer some or all of its assets to any entity or entities of which all of the equity interests are owned by the [Fund] at the time of transfer for the purpose of creating a master-feeder or similar structure in accordance with the Investment Company Act of 1940, as amended, the precise structure of such transfer of assets to be determined by action of the [Fund's] Board of Directors as constituted at the time such Board of Directors deems any such transfer to be advisable; and

             RESOLVED FURTHER, that the Board of Directors declares such amendment to be advisable and directs that the proposed amendment be submitted for consideration at the special meeting of stockholders of the Fund to be held on October 16, 1997.

     A master fund must have the identical investment objective and substantially the same investment policies as its feeder funds. This means that the assets of the master fund are invested in the same types of securities in which its feeder funds are authorized to invest.

     Management of the Corporation believes that, generally, the larger the pool of assets being managed the more efficiently and cost-effectively it can be managed. Because a master fund pools the assets of multiple feeder funds, it provides an effective means of creating larger asset pools. Whether the Board would exercise its discretionary authority to convert the Fund to a master/feeder fund structure would depend upon the existence of appropriate opportunities to pool the Fund's assets with those of other feeder funds. The primary motivation for considering a master/feeder fund structure is to seek to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and distribution channels at the feeder fund level. The Directors' decision to convert the Fund would be based upon their determination that it would be in the best interests of both the Fund and its stockholders after consideration of all relevant factors, including relative Fund expenses associated with a master/feeder fund structure.

     A feeder fund can withdraw its investment in a master fund at any time if its board determines that it is in the best interests of the stockholders to do so or if the investment policies or restrictions of the master fund were changed so that they were inconsistent with the policies and restrictions of the feeder fund. Upon any such withdrawal, the board of the fund would consider what action might be taken, including the investment of all of the assets of the fund in another pooled investment entity having substantially the same investment objectives and policies as the fund or the investment of the fund's assets directly in a portfolio of investments in accordance with its investment objective and policies.

REQUIRED VOTE

     Approval of this Proposal 3 by the Fund requires the affirmative vote of a majority of all outstanding shares of stock of the Fund entitled to vote on the matter. The Directors of the Fund recommend that stockholders of the Fund vote in favor of the amendment of the Fund's Articles of Incorporation.

                     PROPOSAL 4: APPROVAL OR DISAPPROVAL OF
                      THE REVISION OF CERTAIN FUNDAMENTAL
                              INVESTMENT POLICIES

     The 1940 Act requires an investment company to have adopted certain specified investment policies which can be changed only by a stockholder vote. Those policies are often referred to as "fundamental" policies. In the past, fundamental policies were adopted by the Fund, and in some cases amended by vote of the stockholders of the Fund, in order to reflect regulatory, business or industry conditions which were in effect at the time the particular action was taken. Because of the opportunity afforded by this Special Meeting, there has been a review of the Fund's fundamental policies with the goal of simplifying, modernizing and making consistent as far as possible the fundamental policies of all open-end investment companies managed by Scudder.

     This Proposal seeks stockholder approval of changes which are intended to accomplish that goal. The proposed changes to the fundamental policies are discussed in detail below. Please refer to the proposed policies as set forth in Exhibit C. The Fund's current fundamental investment policies are set forth in Exhibit D.

     Each of the fundamental policies proposed for adoption with respect to the Fund is in an area in which the 1940 Act requires that the Fund adopt a fundamental policy. Except for the policies on borrowing and senior securities as discussed below, none of the proposed policies differs from the Fund's current comparable policy in a material way, although the formulation of the policy may differ from the current one in the interest of uniformity and simplicity. The policies with respect to diversification and the underwriting of securities issued by others differ from the current policies of the Fund in that the requirements of the 1940 Act, which of course apply, are not spelled out in detail. Under such new policies, the limitation on the Fund would, therefore, be determined by reference to the provisions of the 1940 Act, the rules thereunder, and applicable interpretations of the Commission or its staff rather than the express terms of the policies.

     Stockholders will be asked to vote on each proposed fundamental policy separately on the enclosed proxy card.

PROPOSAL 4.1: DIVERSIFICATION

     The Fund is a "diversified" fund under the 1940 Act. Under its current diversification policy, the Fund, with respect to 75% of the value of its total assets, may not purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, with exceptions for U.S. Government securities and securities of other investment companies. This restriction is substantially identical to the definition of a diversified fund under the 1940 Act. Accordingly, the proposed statement that the Fund has elected to be classified as a diversified Fund represents no substantive change in the current diversification policy for the Fund.

PROPOSAL 4.2: BORROWING

     The current policy of the Fund prohibits borrowing money, except as a temporary measure for extraordinary or emergency purposes and except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% for all borrowings. Under the proposed policy, the Fund would not be limited to borrowing for temporary or emergency purposes; however, if the Directors determine with respect to the Fund to permit borrowing for other purposes, which they currently do not intend to do, the Fund's disclosure documents would be amended to disclose that fact. Although the Directors do not currently intend to permit the Fund to borrow for investment leverage purposes, such borrowings would increase the Fund's volatility and the risk of loss in a declining market. Borrowings under reverse repurchase agreements are now permitted, and would be permitted under the proposed policy. The 1940 Act requires borrowings to have 300% asset coverage, which requirement would, therefore, remain unchanged under the proposed policy. Accordingly, therefore, except as stated above, the borrowing policy of the Fund would not be changed by adoption of the proposed policy except to the extent that reverse repurchase agreements would not be subject, under the proposed policy, to the 300% asset coverage requirement. Consequently, the proposed policy would permit the Fund to engage in reverse repurchase agreements to a greater extent than under the current policy.

PROPOSAL 4.3:  SENIOR SECURITIES

     The current policy of the Fund prohibits the issuance of senior securities (i.e., securities which are instruments or obligations evidencing indebtedness) or debt securities, except in connection with the issuance of securities to evidence permitted indebtedness. The current policy, therefore, specifically excepts from the prohibition on the issuance of senior securities certain practices which, under the current policies of the SEC or its staff, are not deemed to involve the issuance of senior securities. Under the proposed policy and applicable interpretations of the SEC and its staff, the issuance of separate classes or series of shares also would not involve the issuance of senior securities. Accordingly, management of the Fund believes that it is not necessary to specify exceptions in the Fund's fundamental policies with regard to senior securities but to afford the Fund the flexibility permitted under the 1940 Act and applicable interpretations of the SEC or its staff.

PROPOSAL 4.4:  CONCENTRATION

     The Fund's current policy in effect prohibits the purchase of securities if it would result in more than 25% of the Fund's total assets being invested in securities of one or more issuers having their principal business activities in the same industry. There is an exception in the case of rights offerings of Japanese corporations which permits the Fund to purchase the securities of any issuer pursuant to an exercise of rights distributed to the Fund by the issuer, even though after such purchase more than 25% of the Fund's total assets would be invested in securities of issuers in a particular industry. While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the Commission takes the position that investment of more than 25% of a fund's assets in an industry constitutes concentration. If a fund concentrates in an industry, it must at all times have more than 25% of its assets invested in that industry, and if its policy is not to concentrate, it may not invest more than 25% of its assets in the applicable industry, unless, in either case, the fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa. A fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications promulgated by the Commission, or some combination thereof. Because a fund may create its own reasonable industry classifications, management of the Fund believes that it is not necessary to include such matters in the fundamental policy of the Fund, and that the adoption of the proposed concentration policy would make no substantive change in the current concentration policy of the Fund.

PROPOSALS 4.5 THROUGH 4.8: OTHER POLICIES

     Each of the other proposed fundamental policies regarding underwriting of securities (Proposal 4.5), investment in real estate (Proposal 4.6), purchase of physical commodities (Proposal 4.7) and lending (Proposal 4.8) is not materially different from the current comparable policy of the Fund except that these policies have been reworded or clarified.

REQUIRED VOTE

     Approval of the proposed fundamental policies with respect to the Fund requires the affirmative vote of a majority of the outstanding voting securities, as defined above, of the Fund. If the stockholders of the Fund fail to approve any proposed fundamental policy, the current such policy will remain in effect. The Directors of the Fund recommend that the stockholders of the Fund vote in favor of each item in this Proposal 4.

                     PROPOSAL 5: RATIFICATION OR REJECTION
                  OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Corporation, including a majority of the Non-interested Directors, has selected Price Waterhouse L.L.P. to act as independent accountants for the Fund for the Fund's current fiscal year. Price Waterhouse L.L.P. are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Price Waterhouse L.L.P. are expected to be present at the Special Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

REQUIRED VOTE

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The Directors of the Fund recommend that the stockholders of the Fund vote in favor of this Proposal 5.

                             ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Scudder. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain stockholders of the Fund may receive a telephone call from a representative of SCC if their vote has not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each stockholder's full name, address, social security or employer identification number, title (if the stockholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the stockholder has received the proxy statement card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the stockholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the stockholder's instructions on the card. Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     If the stockholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, the stockholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should stockholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-733-8481, ext.
488. Any proxy given by a stockholder, whether in writing or by telephone, is revocable.

PROPOSALS OF STOCKHOLDERS

     Stockholders wishing to submit proposals for inclusion in a proxy statement for a stockholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110 within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The Board of Directors is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

Kathryn L. Quirk
Secretary

                                                                       EXHIBIT A

                              THE JAPAN FUND, INC.
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

                                                                           , 199

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT

Ladies and Gentlemen:

     The Japan Fund, Inc. (the "Corporation") has been established as a Maryland corporation to engage in the business of an investment company. Pursuant to the Corporation's Articles of Incorporation, as amended from time-to-time (the "Articles"), the Board of Directors may divide the Corporation's shares of capital stock, par value $.33 1/3 per share, (the "Shares") into separate series, or funds. Series may be abolished and dissolved, and additional series established, from time to time by action of the Directors.

     The Corporation, on behalf of the Fund, has selected you to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Corporation on behalf of the Fund agrees with you as follows:

          1. Delivery of Documents. The Corporation engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Corporation's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Corporation under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Corporation. The Corporation has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Corporation and the Fund:

             (a) The Articles dated             , 19  , as amended to date.

             (b) By-Laws of the Corporation as in effect on the date hereof (the "By-Laws").

             (c) Resolutions of the Directors of the Corporation and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

     The Corporation will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

          2. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Corporation's Board of Directors. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long -- range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Corporation or counsel to you. You shall also make available to the Corporation promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Corporation in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Corporation are being conducted in a manner consistent with applicable laws and regulations.

          You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker -- dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

          You shall furnish to the Corporation's Board of Directors periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Corporation's officers or Board of Directors shall reasonably request.

          3. Administrative Services. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Corporation administrative services on behalf of the Fund necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Corporation's Board of Directors and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Corporation as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Corporation's Board of Directors. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

          4. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 4, you shall pay the compensation and expenses of all Directors, officers and executive employees of the Corporation (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Corporation, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof.

          You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 4. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Directors and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the
     Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Corporation; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Corporation business) of Directors, officers and employees of the Corporation who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders;

     expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Directors and officers of the Corporation; costs of shareholders' and other meetings; and travel expenses (or an appropriate portion thereof) of Directors and officers of the Corporation who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Corporation or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

          You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Corporation on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

          5. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3 and 4 hereof, the Corporation on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of (a) 1/12 of 0.85 of 1 percent of the average daily net assets as defined below of the Fund for such month; provided that, for any calendar month during which the average of such values exceeds $100,000,000, the fee payable for that month based on the portion of the average of such values in excess of $100,000,000 shall be 1/12 of 0.75 of 1 percent of such portion; and provided that, for any calendar month during which the average of such values exceeds $300,000,000, the fee payable for that month based on the portion of the average of such values in excess of $300,000,000 shall be 1/12 of 0.70 of 1 percent of such portion; and provided that, for any calendar month during which the average of such values exceeds $600,000,000, the fee payable for that month based on the portion of the average of such values in excess of $600,000,000 shall be 1/12 of 0.65 of 1 percent of such portion;] over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

          The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Articles and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 5, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 5.

          You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

          6. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

          Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Corporation.

          7. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Corporation agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Corporation, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.

          8. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 19 , and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Directors of the Corporation, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

          This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Corporation's Board of Directors on 60 days' written notice to you, or by you on 60 days' written notice to the Corporation. This Agreement shall terminate automatically in the event of its assignment.

          9. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

          10. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

     This Agreement shall be construed in accordance with the laws of the State of Maryland, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

     This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Corporation on behalf of the Fund.

     If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Corporation, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                   Yours very truly,

                                   THE JAPAN FUND, INC.

                                   By:

                 ---------------------------------------------------------------
                                       President

     The foregoing Agreement is hereby accepted as of the date hereof.

                                   SCUDDER KEMPER INVESTMENTS, INC.

                                   By:

             -------------------------------------------------------------------
                                       Managing Director

                                                                       EXHIBIT B

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
           FOR EQUITY FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------

ASSET ALLOCATION
 Scudder Pathway Balanced       Balance of growth and income by     There will be no      $  167,721,722***
   Portfolio                    investing in a mix of money         fee as the Manager
                                market, bond and equity mutual      will receive a fee
                                funds.                              from the underlying
                                                                    funds.

 Scudder Pathway Growth         Long-term growth of capital by      There will be no      $   42,234,535***
   Portfolio                    investing predominantly in equity   fee as the Manager
                                mutual funds designed to provide    will receive a fee
                                long-term growth.                   from the underlying
                                                                    funds.
 Scudder Pathway                Maximize total return by            There will be no      $    8,983,598***
   International Portfolio      investing in a select mix of        fee as the Manager
                                established international and       will receive a fee
                                global Scudder Funds.               from the underlying
                                                                    funds.

U.S. GROWTH AND INCOME
 Scudder Balanced Fund          A balance of growth and income      0.700% of             $  109,541,542
                                from a diversified portfolio of     net assets+
                                equity and fixed income
                                securities and long-term
                                preservation of capital through a
                                quality oriented investment
                                approach designed to reduce risk.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------

 Scudder Growth and Income      Long-term growth of capital,        0.600% to             $4,186,481,205
   Fund                         current income and growth of        $500 million
                                income primarily from common        0.550% next
                                stocks, preferred stocks and        $500 million
                                securities convertible into         0.500% next
                                common stocks.                      $500 million
                                                                    0.475% next
                                                                    $500 million
                                                                    0.450% next
                                                                    $1 billion
                                                                    0.425% next
                                                                    $1.5 billion
                                                                    0.405% thereafter

U.S. GROWTH
 Scudder Large Company Value    Maximize long-term capital          0.750% to             $1,651,459,797
   Fund (formerly Scudder       appreciation through a value        $500 million
   Capital Growth Fund)         driven investment program           0.650% next
                                emphasizing common stocks and       $500 million
                                preferred stocks.                   0.600% next
                                                                    $500 million
                                                                    0.550% thereafter

 Scudder Value Fund             Long-term growth of capital         0.700% of             $   88,874,292
                                through investment in undervalued   net assets
                                equity securities.

 Scudder Small Company Value    Long-term growth of capital by      0.750% of             $   41,187,186
   Fund                         investing primarily in              net assets+
                                undervalued equity securities of
                                small U.S. companies.

 Scudder Micro Cap Fund         Long-term growth of capital by      0.750% of             $   72,048,339***
                                investing primarily in a            net assets+
                                diversified portfolio of U.S.
                                micro-cap common stocks.

 Scudder Classic Growth Fund    Long-term growth of capital while   0.700% of             $   33,867,066
                                keeping the value of its shares     net assets+
                                more stable than other growth
                                mutual funds.

 Scudder Large Company Growth   Long-term growth of capital         0.700% of             $  221,253,633
   Fund (formerly Scudder       through investment primarily in     net assets
   Quality Growth Fund)         the equity securities of
                                seasoned, financially strong U.S.
                                growth companies.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
 Scudder Development Fund       Long-term growth of capital by      1.000% to             $  861,564,138
                                investing primarily in equity       $500 million
                                securities of emerging growth       0.950% next
                                companies.                          $500 million
                                                                    0.900% thereafter

 Scudder 21st Century Growth    Long-term growth of capital by      1.000% of             $   20,942,531***
   Fund                         investing primarily in the          net assets+
                                securities of emerging growth
                                companies poised to be leaders in
                                the 21st century.

GLOBAL GROWTH
 Scudder Global Fund            Long-term growth of capital         Effective 9/11/97:    $1,604,465,769
                                through investment in a             1.000% to
                                diversified portfolio of            $500 million
                                marketable foreign and domestic     0.950% next
                                securities, primarily equity        $500 million
                                securities.                         0.900% next
                                                                    $500 million
                                                                    0.850% thereafter

 Institutional International    Long-term growth of capital         0.900% of             $   17,897,508
   Equity Portfolio             primarily through a diversified     net assets+
                                portfolio of marketable foreign
                                equity securities.

 Scudder International Growth   Long-term growth of capital and     1.000% of             $   25,631,898***
   and Income Fund              current income primarily from       net assets+
                                foreign equity securities

 Scudder International Fund     Long-term growth of capital         0.900% to             $2,583,030,686
                                primarily through a diversified     $500 million
                                portfolio of marketable foreign     0.850% next
                                equity securities.                  $500 million
                                                                    0.800% next
                                                                    $1 billion
                                                                    0.750% next
                                                                    $1 billion
                                                                    0.700% thereafter

 Scudder Global Discovery       Above-average capital               1.100% of             $  350,829,980
   Fund                         appreciation over the long-term     net assets
                                by investing primarily in the
                                equity securities of small
                                companies located throughout the
                                world.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------

 Scudder Emerging Markets       Long-term growth of capital         1.25% of              $   75,793,693
   Growth Fund                  primarily through equity            net assets+
                                investments in emerging markets
                                around the globe.

 Scudder Gold Fund              Maximum return consistent with      1.000% of             $  163,932,814
                                investing in a portfolio of gold-   net assets
                                related equity securities and
                                gold.

 Scudder Greater Europe         Long-term growth of capital         1.000% of             $  120,300,058
   Growth Fund                  through investment primarily in     net assets
                                the equity securities of European
                                companies.

 Scudder Pacific                Long-term growth of capital         1.100% of             $  329,391,540
   Opportunities Fund           primarily through investment in     net assets
                                the equity securities of Pacific
                                Basin companies, excluding Japan.

 Scudder Latin America Fund     Long-term capital appreciation      Effective 9/11/97:    $  621,914,690
                                through investment primarily in     1.250% to
                                the securities of Latin American    $1 billion
                                issuers.                            1.150% thereafter

 The Japan Fund, Inc.           Long-term capital appreciation      0.850% to             $  385,963,962
                                through investment primarily in     $100 million
                                equity securities of Japanese       0.750% next
                                companies.                          $200 million
                                                                    0.700% next
                                                                    $300 million
                                                                    0.650% thereafter

CLOSED-END FUNDS
 The Argentina Fund, Inc.       Long-term capital appreciation      Adviser:              $  117,596,046
                                through investment primarily in     Effective 11/1/97:
                                equity securities of Argentine      1.100% of
                                issuers.                            net assets
                                                                    Sub-Adviser:
                                                                    Paid by Adviser.
                                                                    0.160% of
                                                                    net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------

 The Brazil Fund, Inc.          Long-term capital appreciation      1.200% to             $  417,981,869
                                through investment primarily in     $150 million
                                equity securities of Brazilian      1.050% next
                                issuers.                            $150 million
                                                                    1.000% thereafter
                                                                    Effective 10/29/97:
                                                                    1.200% to
                                                                    $150 million
                                                                    1.050% next
                                                                    $150 million
                                                                    1.000% next
                                                                    $200 million
                                                                    0.900% thereafter
                                                                    Administrator:
                                                                    Receives an annual
                                                                    fee of $50,000

 The Korea Fund, Inc.           Long-term capital appreciation      Adviser:              $  661,690,073
                                through investment primarily in     1.150% to
                                equity securities of Korean         $50 million
                                issuers.                            1.100% next
                                                                    $50 million
                                                                    1.000% next
                                                                    $250 million
                                                                    0.950% next
                                                                    $400 million
                                                                    0.900% thereafter
                                                                    Sub-Adviser -
                                                                    Daewoo:
                                                                    Paid by Adviser.
                                                                    0.2875% to
                                                                    $50 million
                                                                    0.275% next
                                                                    $50 million
                                                                    0.250% next
                                                                    $250 million
                                                                    0.2375% next
                                                                    $400 million
                                                                    0.225% thereafter

 Scudder New Asia Fund, Inc.    Long-term capital appreciation      1.250% to             $  133,363,686
                                through investment primarily in     $75 million
                                equity securities of Asian          1.150% next
                                companies.                          $125 million
                                                                    1.100% thereafter
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------

 Scudder New Europe Fund,       Long-term capital appreciation      1.250% to             $  266,418,730
   Inc.                         through investment primarily in     $75 million
                                equity securities of companies      1.150% next
                                traded on smaller or emerging       $125 million
                                European markets and companies      1.100% thereafter
                                that are viewed as likely to
                                benefit from changes and
                                developments throughout Europe.

 Scudder Spain and Portugal     Long-term capital appreciation      Adviser:              $   75,127,194
   Fund, Inc.                   through investment primarily in     1.000% of
                                equity securities of Spanish &      net assets
                                Portuguese issuers.                 Administrator:
                                                                    0.200% of
                                                                    net assets

 Scudder World Income           High income and, consistent         1.200% of             $   54,488,637
   Opportunities Fund, Inc.     therewith, capital appreciation.    net assets

INSURANCE PRODUCTS
 Balanced Portfolio             Balance of growth and income        0.475% of             $   88,342,837
                                consistent with long-term           net assets
                                preservation of capital through a
                                diversified portfolio of equity
                                and fixed income securities.

 Capital Growth Portfolio       Long-term capital growth from a     0.475% to             $  440,481,308
                                portfolio consisting primarily of   $500 million
                                equity securities.                  0.450% thereafter

 Global Discovery Portfolio     Above-average capital               0.975% of             $   16,757,264
                                appreciation over the long-term     net assets+
                                by investing primarily in the
                                equity securities of small
                                companies located throughout the
                                world.

 Growth and Income Portfolio    Long-term growth of capital,        0.475% of             $   91,091,547
                                current income and growth of        net assets
                                income.

 International Portfolio        Long-term growth of capital         0.85% to              $  726,038,527
                                primarily through diversified       $500 million
                                holdings of marketable foreign      0.75% thereafter
                                equity investments.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------

AARP FUNDS

 AARP Balanced Stock and Bond   Long-term growth of capital and     0.350% to             $  403,139,939
   Fund                         income, consistent with a stable    $2 billion
                                share price, through investment     0.330% next
                                in a combination of stocks, bonds   $2 billion
                                and cash reserves.                  0.300% next
                                                                    $2 billion
                                                                    0.280% next
                                                                    $2 billion
                                                                    0.260% next
                                                                    $3 billion
                                                                    0.250% next
                                                                    $3 billion
                                                                    0.240% thereafter
                                                                    INDIVIDUAL FUND FEE
                                                                    0.190% of
                                                                    net assets

 AARP Capital Growth Fund       Long-term capital growth,           0.350% to             $  826,136,713
                                consistent with a stable share      $2 billion
                                price, through investment           0.330% next
                                primarily in common stocks and      $2 billion
                                securities convertible into         0.300% next
                                common stocks.                      $2 billion
                                                                    0.280% next
                                                                    $2 billion
                                                                    0.260% next
                                                                    $3 billion
                                                                    0.250% next
                                                                    $3 billion
                                                                    0.240% thereafter+
                                                                    INDIVIDUAL FUND FEE
                                                                    0.320% of
                                                                    net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------

 AARP Global Growth Fund        Long-term growth of capital,        0.350% to             $   77,651,978
                                consistent with a stable share      $2 billion
                                price, through investment           0.330% next
                                primarily in a diversified          $2 billion
                                portfolio of equity securities of   0.300% next
                                corporations worldwide.             $2 billion
                                                                    0.280% next
                                                                    $2 billion
                                                                    0.260% next
                                                                    $3 billion
                                                                    0.250% next
                                                                    $3 billion
                                                                    0.240%
                                                                    thereafter+
                                                                    INDIVIDUAL FUND FEE
                                                                    0.550% of
                                                                    net assets

 AARP Growth and Income Fund    Long-term growth of capital and     0.350% to             $4,218,983,398
                                income, consistent with a stable    $2 billion
                                share price, through investment     0.330% next
                                primarily in common stocks and      $2 billion
                                securities convertible into         0.300% next
                                common stocks.                      $2 billion
                                                                    0.280% next
                                                                    $2 billion
                                                                    0.260% next
                                                                    $3 billion
                                                                    0.250% next
                                                                    $3 billion
                                                                    0.240%
                                                                    thereafter
                                                                    INDIVIDUAL FUND FEE
                                                                    0.190% of
                                                                    net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
 AARP International Stock       Long-term growth of capital,        0.350% to             $   12,699,109***
   Fund                         consistent with a stable share      $2 billion
                                price, through investment           0.330% next
                                primarily in foreign equity         $2 billion
                                securities.                         0.300% next
                                                                    $2 billion
                                                                    0.280% next
                                                                    $2 billion
                                                                    0.260% next
                                                                    $3 billion
                                                                    0.250% next
                                                                    $3 billion
                                                                    0.240% thereafter+
                                                                    INDIVIDUAL FUND FEE
                                                                    0.600% of
                                                                    net assets

 AARP Small Company Stock       Long-term growth of capital,        0.350% to             $   25,425,137***
   Fund                         consistent with a stable share      $2 billion
                                price, through investment           0.330% next
                                primarily in stocks of small U.S.   $2 billion
                                companies.                          0.300% next
                                                                    $2 billion
                                                                    0.280% next
                                                                    $2 billion
                                                                    0.260% next
                                                                    $3 billion
                                                                    0.250% next
                                                                    $3 billion
                                                                    0.240%
                                                                    thereafter+
                                                                    INDIVIDUAL FUND FEE
                                                                    0.550% of
                                                                    net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------

 AARP U.S. Stock Index Fund     Long-term growth of capital,        0.350% to             $   23,917,674***
                                consistent with greater share       $2 billion
                                price stability than a S&P 500      0.330% next
                                index fund, by taking an indexing   $2 billion
                                approach to investing in common     0.300% next
                                stocks, emphasizing higher          $2 billion
                                dividend stocks while maintaining   0.280% next
                                investment characteristics          $2 billion
                                otherwise similar to the S&P 500    0.260% next
                                index.                              $3 billion
                                                                    0.250% next
                                                                    $3 billion
                                                                    0.240%
                                                                    thereafter+
                                                                    INDIVIDUAL FUND FEE
                                                                    0.000% of
                                                                    net assets

 AARP Diversified Growth        Long-term growth of capital         There will be no      $   36,411,938***
   Portfolio                    through investment primarily in     fee as the manager
                                AARP stock mutual funds.            will receive a fee
                                                                    from the underlying
                                                                    funds.

---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                       EXHIBIT C

                    PROPOSED FUNDAMENTAL INVESTMENT POLICIES

                              THE JAPAN FUND, INC.

     4.1 The Fund has elected to be classified as a diversified open-end investment company.

     In addition, as a matter of fundamental policy, the Fund will not:

          4.2 borrow money, except as permitted under the Investment Company Act of 1940, as amended and interpreted by regulatory authority having jurisdiction from time to time;

          4.3 issue senior securities, except as permitted under the Investment Company Act of 1940, as amended and interpreted by regulatory authority having jurisdiction from time to time;

          4.4 concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended and interpreted by regulatory authority having jurisdiction from time to time; except that in the case of rights offerings of Japanese corporations, the Fund may purchase securities of any issuer pursuant to an exercise of rights distributed to the Fund by the issuer, even though after such purchase more than 25% of the total assets of the Fund would be invested in securities of issuers in a particular industry;

          4.5 engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

          4.6 purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

          4.7 purchase physical commodities or contracts relating to physical commodities; or

          4.8 make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

                                                                       EXHIBIT D

                    CURRENT FUNDAMENTAL INVESTMENT POLICIES

                              THE JAPAN FUND, INC.

     The Fund may not, without the approval of holders of a majority of its outstanding voting securities (as defined by the 1940 Act):

          (1) With respect to 75% of its total assets taken at market value, purchase more than 10% of the outstanding voting securities of any one issuer, or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

          (2) Borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Fund maintains asset coverage of 300% for all borrowings;

          (3) Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and
     (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

          (4) Purchase or sell physical commodities or contracts relating to physical commodities;

          (5) Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

          (6) Make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans; and

     In addition, the Fund's Articles of Incorporation, which can be amended only with the approval of holders of a majority of its outstanding stock, do not authorize the issuance of senior securities or debt securities other than securities to evidence borrowings as permitted by investment restriction (c) above.

     It is also the Fund's policy not to concentrate its investments in particular industries and not in any event to invest more than 25% of its total assets in any one industry. An exception to this policy in the case of rights offerings of Japanese corporations permits the Fund to purchase the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer, even though after such purchase more than 25% of the total assets of the Fund would be invested in securities of issuers in the same industry, with the limitation that no such purchase may be made if as a result the Fund would no longer be a diversified investment company as defined by the 1940 Act.

PROXY                         THE JAPAN FUND, INC.                         PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 16, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston Massachusetts 02110, on October 16, 1997 at 9:00 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Directors;

[ ]                             FOR all nominees listed below       [ ]                   WITHHOLD
                                (except as marked to the contrary                         AUTHORITY to
                                below)                                                    vote
                                                                                          for all
                                                                                          nominees
                                                                                          listed below

Nominees: William L. Givens, William H. Gleysteen, Jr., John F. Loughran, Yoshihiko Miyauchi, William V. Rapp, Henry Rosovsky, O. Robert Theurkauf, and Hiroshi Yamanaka.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------
                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

4. To approve changes to certain of the fundamental investment policies and restrictions.

  4.1 diversification;                                           4.5 underwriting of securities;
  4.2 borrowing;                                                 4.6 investment in real estate;
  4.3 senior securities;                                         4.7 commodities;
  4.4 concentration;                                             4.8 loans.

  TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

  ------------------------------------------------------------------------------
5. Ratification of the selection of Price Waterhouse L.L.P. as the Fund's independent accountants.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------

                                              (Signature of Stockholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated                      , 1997

                                         ---------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.